Delaware Group Equity Funds IV

Delaware Small Cap Growth Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus
dated July 29, 2022, as amended

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – What are the Fund’s fees and expenses? – Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)”:

Class	A		C		R		Inst.
Management fees	0.75%		0.75%		0.75%		0.75%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none
Other expenses	0.28%		0.28%		0.28%		0.28%
Total annual fund operating expenses	1.28%		2.03%		1.53%		1.03%
Fee waivers and expense reimbursements	(0.14%)	[2]	(0.14%)	[2]	(0.14%)	[2]	(0.14%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.14%		1.89%		1.39%		0.89%
[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]
The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund’s average daily net assets from January 31, 2023 through July 29, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – Example”:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for the periods thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.
1 year	$685	$192	$292	$142	$91
3 years	$945	$623	$623	$470	$314
5 years	$1,224	$1,080	$1,080	$821	$555
10 years	$2,020	$2,347	$2,347	$1,812	$1,247

Effective April 28, 2023 (the “Effective Date”), the fourth paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Small Cap Growth Fund – What are the Fund’s principal investment strategies?” will be deleted in its entirety.

Upon the Effective Date, the following will be added as a new fifth paragraph in the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

The Fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that the Manager believes continue to possess potential growth prospects).The focus on holding an investment is intermediate to long-term.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The Securities in which the Fund typically invests – Foreign securities and American depositary receipts (ADRs)":

Foreign securities are securities of issuers which are classified by index providers, or by an investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: The Fund may invest up to 25% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Determinations to purchase depositary receipts will be based on relevant factor(s) in the Manager’s sole discretion.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The risks of investing in the Fund – Foreign risk":

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Fund attempts to reduce the risks associated with investing in foreign corporations by limiting the portion of its assets that may be invested in such securities. The Fund will not invest more than 25% of its net assets in foreign securities.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The risks of investing in the Fund – Emerging markets risk":

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: Under normal circumstances, the Fund may invest up to 10% of its net assets in emerging market securities. The Fund’s investments in emerging markets will be aggregated with its investments in other foreign securities for purposes of complying with the Fund’s 25% limit in foreign securities. The Manager carefully screens securities within emerging markets and considers material risks associated with an individual company or bond issuer.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.